SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: December 9, 2005
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                          American Racing Capital, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Nevada                     000-29057                 87-0631750
           ------                     ---------                 ----------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)

         4702 Oleander Drive, Suite 200
          Myrtle Beach, South Carolina                                29577
          ----------------------------                                -----
          (Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code:               (843) 497-7028
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ITEM 4.01  Changes in Registrants Certifying Accountant.

(a)      Previous Independent Accountants

      On December 7, 2005, the Board of Directors of American Racing Capital, Inc., (formerly Altrimega Health Corporation and hereinafter referred to as the "Company"), approved a resolution to engage the services of Moore & Associates CHTD and dismiss L.L. Bradford & Company, LLC, ("L.L. Bradford") as the Company's accountant. The Board of Directors notified L.L. Bradford of their dismissal on December 7, 2005. The reports issued by L.L. Bradford on the Company's financial statements for the last two (2) fiscal years did not contain an adverse opinion or disclaimer of opinion or modified as to audit scope or accounting principles; however, the reports included an explanatory paragraph wherein L.L. Bradford expressed substantial doubt about the Registrant's ability to continue as a going concern. During the Company's most recent two (2) fiscal years, or for any subsequent interim periods prior to and including December 7, 2005, for which L.L. Bradford reported, there were no disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to L.L. Bradford's satisfaction, would have caused L.L. Bradford to make reference to the subject matter of the disagreement in connection with the issuance of its report on the Company's financial statements.

      During the Company's most recent two (2) fiscal years, or for any subsequent interim periods prior to and including December 7, 2005, for which L.L. Bradford reported, L.L. Bradford did not advise the Company of any of the matters identified in Item 304(a)(1)(iv)(B) of Regulation S-B.

      The  Company  provided  L.L.   Bradford  with  a  copy  of  the  foregoing
disclosures and requested that L.L. Bradford furnish a letter addressed to the Commission stating whether L.L. Bradford agrees with the statements made by the Company set forth above insofar as they relate to L.L. Bradford, and if not, stating the reasons for its disagreements. A copy of the letter, dated December 8, 2005, furnished by L.L Bradford, is attached hereto as Exhibit 16.1.

(b)      New Independent Accountants

      On December 7, 2005, the Board of Directors of the Company approved a resolution to retain Moore & Associates CHTD as the Company's accountant and on the same date, the Company engaged the firm of Moore & Associates CHTD as the Company's independent auditors.

      The Company had no relationship with Moore & Associates CHTD required to be reported pursuant to Regulation S-B Item 304(a)(2) during the previous two
(2) fiscal years, or the subsequent interim periods prior to and including December 7, 2005.

ITEM 9.01  Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

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         (c) Exhibit No. Description (see below):

   Exhibit             Description                                                                     Location
   -------             -----------                                                                     --------
                    Letter sent to SEC from L.L. Bradford & Company,  LLC, dated December 8,
       16.1         2005 regarding change in the accountants.                                      Provided herewith

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  American Racing Capital, Inc.,

                                                  /s/ D. Davy Jones
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                                                  Name: D. Davy Jones
                                                  Title: Chairman and President
                                                  Date:   December 9, 2005